Indymac Bancorp, Inc. Third Quarter Earnings Review

Certain statements contained in this presentation may be deemed to be forward-looking statements within the meaning of the federal securities laws. The words "anticipate," "believe," "estimate," "expect," "project," "plan," "forecast," "intend," "goal," "target," and similar expressions identify forward-looking statements that are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, the effect of economic and market conditions including industry volumes and margins; the level and volatility of interest rates; Indymac's hedging strategies, hedge effectiveness and asset and liability management; the accuracy of estimates used in determining the fair value of financial assets of Indymac; the credit risks with respect to our loans and other financial assets; the actions undertaken by both current and potential new competitors; the availability of funds from Indymac's lenders and from loan sales and securitizations to fund mortgage loan originations and portfolio investments; the execution of Indymac's growth plans and ability to gain market share in a significant market transition; the impact of disruptions triggered by natural disasters; the impact of current, pending or future legislation, regulations or litigation; and other risk factors described in the reports that Indymac files with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and its reports on Form 8-K While all of the above items are important, the highlighted items represent those that, in management's view, merit increased focus given current conditions Forward-looking Statements

Third Quarter Earnings Review Consolidated Company Results Mortgage Production Servicing Thrift Credit Forecasts Appendix Outline

Results Indymac's Q3 06 Performance Was Solid Given Challenging Mortgage Market Challenging Mortgage Market Indymac Industry Leaders * Source: company press releases.

Hybrid Thrift / Mortgage Banking Business Model Allows Flexibility To Retain Greater Percentage Of Production For Long-term Investment And To Achieve Best Execution Had we sold 92% of our production, assuming same margins as reported in each quarter, results would have been as follows: Indymac Industry Leaders * Source: company press releases.

* Q3 05 retrospectively adjusted for SFAS 123R. See Q1 06 Form 10-Q for further information. Indymac Executed Well On Hybrid Thrift/Mortgage Banking Business Model Mortgage production earnings up 6% over Q3 05 MSR earnings up 200% over Q3 05 Thrift earnings down 3% from Q3 05 Overall operating earnings up 13% over Q3 05

Indymac's Strong Production Growth Drives Increases In Market Share and Mortgage Production Profits Indymac Mortgage Production Indexed to Q1 99*** 0.40% Market Share 3.87% Market Share* Largest US thrift** Largest US mortgage lender** Indymac * Based on MBA October Mortgage Market Finance Forecast ** Data obtained from National Mortgage News, adjusted for consolidations and company press releases *** 1999 marked the beginning of Indymac's transition to a depository institution and transition of business to e-MITS The largest US mortgage lender's production division earnings down 32% Y/Y The largest US thrift's home loan division (including mortgage loan servicing) down from $302 mm in Q3 05 to negative $33 mm in Q3 06 Industry Leaders (1) (1) source: company press releases

Production Growth Fueled 69% Growth In Our Servicing Portfolio Y/Y; Hedging Strategy Supports Stable Returns On This Asset Loans Serviced for Others & Cash Flows ($ in thousands) Loans serviced for others Our hedging strategy differentiates us from our peers, minimizing volatility caused by changes in interest rates Indymac's servicing earnings increased 200% Y/Y As a result of portfolio growth and outstanding hedge performance our servicing earnings have tripled from Q3 05 Indymac Industry Leaders (1) The largest US mortgage lender's servicing earnings down 52% Y/Y The largest US Thrift's net hedge inefficiencies turned from a positive $105 mm in Q3 05 to a negative $50 mm in Q3 06 (1) source: company press releases ($ in millions) Net cash flows from servicing

Thrift Segment ROE of 20% Solid And Within Expected Range of 20-25% 2.03% 2.02% Thrift NIM Thrift average interest-earning assets and net interest income Thrift ROE 20% 26% Average ROE 24% Thrift NIM remained steady due to effective interest rate management, while the Federal Funds Rate increased 16 times and the spread between the treasury and the Federal Funds Rate declined 299 basis points to -62 bps Growth in average interest- earning assets and stable NIM result in Thrift net interest income growing at 10% CAGR since Q3 04 Thrift ROE solid and stable overtime

Credit

Indymac's Balance Sheet Consists Of Low Credit Risk And Highly Liquid Assets As of September 30, 2006 LTV/ CLTV* Avg. FICO LTV/ CLTV* Sea- soning (months) Original Current 83% 73% 73% 73% 72% 77% 72% 73% 699 716 714 716 N/A 736 736 717 83% 59% 70% 62% 64% 77% 64% 71% 2 22 9 19 12 6 12 19 All Pay Option ARM non-investment securities ($19 mm book value) were sold in Q3 06 at a gain of $3.5 mm 94% Low credit risk 6% Higher credit risk * LTVs on first liens and combined LTVs on 2nd liens, current LTVs/CLTVs based on OFHEO HPI % of Total Assets Mortgage loans held for sale (17% subprime, 9% HELOC) Mortgage loans held for investment Consumer construction loans Total HFI lower credit risk portfolios Builder construction and land loans HELOCs and subprime loans held for investment (< 1% of total assets) Total higher credit risk portfolios Total

Non-Performing Assets To Total Assets Of 51 bps Is Up From Q3 05 But Down Significantly Since We Became A Thrift Increase in NPAs anticipated as credit performance metrics in the industry reached a quality level that was clearly unsustainable Loan loss provision for 2006 is forecasted to be $16 million, up from $10 million in 2005, and is forecasted to more than double in 2007 to $35 million Charge-offs also expected to more than double in 2007, but still expected to represent less than 3% of pre-tax earnings in 2007 (Charge-offs to pre-tax earnings) (NPAs to total assets) Average ('00-'06) charge-offs to pre-tax earnings of 4.18%

Current Warranty Accrual Rate Increased 67% Over Q3 05 As Warranty Costs Increased, But It Continues To Have Relatively Minor Impact On Net Loan Profitability Gross mortgage banking revenue margin Warranty costs Net mortgage banking revenue margin Origination costs Net loan profitability 125 (3) 122 (63) 59 Q3 05 (in bps to UPB of loans sold) Q2 06 129 (6) 123 (56) 67 Q3 06 108 (5) 103 (54) 49

Fueled By Mortgage Product Innovation Five Million More American Households Achieved The American Dream And Built Substantial Net Worth Source: US Census Bureau Homeownership rate remained stagnant at 64 percent from 1965 to 1994

Forecasts

Indymac's 2006 EPS Projected To Increase 18% Over 2005, With 2007 Increasing 12% Over 2006 *Average interest rate assumptions based on the forward curve ** Increase in mortgage banking revenue margin reflects the change to higher revenue / expense channels

Indymac's Strong Performance Since The Market Peaked In Q3 03 Demonstrates The Strength Of Our Business Model And Execution On Enterprise Risk Management Industry Mortgage Volume ($bn) Column - left Q3 '03 1199 Q3 '06 620 $620 $1,199 -48% Indymac Mortgage Volume ($mm) Column - left Q3 '03 8532 Q3 '06 23968 $23,968 $8,532 +181% Indymac Earnings Per Share Column - left Q3 '03 0.87 Q3 '06 1.19 0.17 $1.19 $0.87 +56% Indymac Market Share Column - left Q3 '03 0.71 Q3 '06 3.87 3.87% +445% 0.71% $1.36

Indymac Raise Your Expectations

Appendix

Management Has A Strong Track Record Of Growth And Returns Over Various Interest Rate Environments * 1999 marked the beginning of Indymac's transition to a depository institution and taxable entity (earnings and EPS in 1999 are presented pro forma fully-taxed). 12/31/92 marked inception of Indymac's transition from a passive REIT to an operating mortgage banker with current senior management

Indymac welcomes the interagency guidance as a compilation of industry best practices, incorporating many of the comments and concerns of the lending community Components of the guidance and impact on Indymac Loan terms and underwriting standards Requires consideration of maximum potential loan balance, fully amortizing payments and evaluation of layered risk for loans with minimal borrower equity Guidance not regulation - clarification will be determined through interpretation provided by the banking regulators We currently believe impact will be limited and offset by volume gains from enhancements to our product lines Portfolio risk management Compliance will require only modest changes to our current policies and procedures, with no anticipated impact on portfolio balances or capital Consumer protection We believe our communication and disclosure practices are already in compliance and additionally reflect best practices in the industry Positives No prohibition on reduced doc lending Requires no increase to Indymac's diligence on wholesale originators No loan product suitability test imposed on lenders - focus on effective consumer disclosures Key Take-Aways Anticipate limited impact on production Current environment (inverted yield curve) has already reduced demand for pay option ARM loans Indymac is a responsible lender: early adopter of plain language disclosures, developed FlexPay hybrid option ARM that reduces both borrower interest rate and payment shock risks Update On Interagency Guidance On Nontraditional (Negative Amortization and Interest Only) Mortgage Products

Credit Characteristics Of Pay Option Arm Product Are Similar To Other Products * Based on loans with documented income ** House price appreciation is calculated based on OFHEO HPI MSA data on a loan level basis

Quarterly Key Risk Ratios

Rating Agencies Are Properly Getting More Conservative In Lifetime Loss Estimates; Newly Issued Model Increases All Loss Estimates, Particularly On Higher LTV, Lower FICO Subprime Loans * 96% of reverse mortgages are FHA insured (based on number of loans) ** While Indymac production is evaluated using the S&P LEVELS model, this data is not audited or endorsed by S&P. S&P evaluated production excludes second liens, HELOC, reverse mortgages, and construction loans. Based on newly released 5.7 version

2004 2005 YTD 06 18.49 23.46 60.99 45.53 83.37 41.45 0.21 0.2 0.18 Repurchase Volume ($ in millions) $64 $107 $102 (% of loans sold) Early Payment Default Non-Early Payment Default % of Loans Sold * Excludes repurchases that are administrative in nature and generally are re-sold immediately at little or no loss. ** We discontinued offering lower FICO closed end seconds beginning in Q1 06, as these products underperformed and secondary market execution deteriorated. Excludes $7.7 mm in losses related to lot loan fraud disclosed in Q2 2006. Actual & Estimated Losses on Repurchased Loans Repurchase Year Repurchase Reason Loss Severity Rate Total* EPD Non-EPD 2004 2005 YTD 06 YTD 06 Adjusted** $0.9 $3.4 $12.9 $8.5 $13.3 $17.9 $12.1 $4.4 $14.2 $21.3 $24.9 $12.9 22% 20% 24% 16% Losses to total loan sales (bps) 2.8 2.9 2.3 1.2 Current secondary market reserve to loans sold is 2.8 bps Repurchase Volume Has Increased Due To Increase In Loan Volume But Declined As A Percent Of Loan Sales... Loss Severity Rates Have Increased Slightly Due To Higher Loss Rates On Seconds